UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2017

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-32743

Texas	74-1492779
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

12377 Merit Drive Suite 1700 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

(214) 368-2084

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On November 28, 2017, the Board of Directors of EXCO Resources, Inc. (the “Company”) approved Amendment Number Four (the “Amendment”) to the Amended and Restated 2007 Director Plan of EXCO Resources, Inc., as amended (the “Director Plan”), effective as of November 28, 2017. The Amendment replaces the automatic annual grant to each of the Company’s nonemployee directors of the number of shares of restricted common stock of the Company having an aggregate total value equal to $140,000 on the date of grant with an annual lump-sum cash payment of $140,000, payable on the second trading day following the date of the press release containing the Company’s third quarter earnings for a given fiscal year; provided, however, that the annual lump-sum cash payment occurring in calendar year 2017 was made on December 1, 2017 (each, an “Annual Award”). The Annual Awards will be paid pursuant to the Director Plan, which is a sub-plan to the EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by this Item 5.02, the information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Amendment Number Four to the Amended and Restated 2007 Director Plan of EXCO Resources, Inc., effective as of November 28, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: December 4, 2017	By:	/s/ Heather L. Lamparter
	Name:	Heather L. Lamparter
	Title:	Vice President, General Counsel and Secretary